Exhibit 10.8.5

INTERNET DEDICATED SERVICE
SERVICE ORDER FORM

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

INTERNET DEDICATED SERVICE AGREEMENT AND SERVICE ORDER FORM

This Internet Dedicated Service Agreement (“Agreement”) is comprised of the Initial Service Order Form and Pricing Schedule, the Service Description, the General Terms and Conditions, and any other exhibits, schedules, and appendices incorporated herein by reference, plus any subsequent Service Order Form(s) submitted by Customer(1).  This Agreement will be effective upon execution by both parties (the “Effective Date”).  The “Term” of this Agreement shall begin on the Effective Date and end with the last expiring or terminating Service Term (defined below) selected under any Service Order Form. Acceptance of this Agreement by UUNET is subject to Customer meeting UUNET’s standard credit terms and conditions, which may be based on commercially available credit reviews and to which Customer hereby consents.

MCI WORLDCOM Network Services, Inc. d/b/a UUNET (“UUNET”)		Please print or type Customer’s full legal name and address:
6929 North Lakewood		Customer:	Eschelon Telecom, Inc.
Tulsa, OK 74117		Address:	730 Second Ave South, Minneapolis MN 55402

By:	/s/ Carol M. Will	By:	/s/ Steve Kolar
Name:	Carol M. Will	Name:	Steve Kolar
Title:	Acting VP	Title:	Sr. Director Network Ops & Eng IP Services
Date:	January 23, 2004	Date:	1/23/2004

SERVICE ORDER TYPE:  ☐ New  ☐ Renewal  XX Pricing Change  ☐ Tier Up/Down  ☐ Service Up/Down  ☐ Burstable Down  ☐ Reterm

SECTION 1

INITIAL SERVICE ORDER FORM AND PRICING SCHEDULE

INTERNET DEDICATED SERVICE

128 Kbps/768 Kbps/DS1	Monthly Fee	☐ 12 Mbps port	***
		☐ 15 Mbps port	***
☐ 0-128 Kbps Burstable DS1	***	☐ 18 Mbps port	***
☐ 128.01-256 Kbps Burstable DS1	***	☐ 21 Mbps port	***
☐ 256.01-384 Kbps Burstable DS1	***	☐ 24 Mbps port	***
☐ 384.01-512 Kbps Burstable DS1	***	☐ 27 Mbps port	***
☐ Over 512 Kbps Burstable DS1	***	☐ 30 Mbps port	***
☐ Tiered 768 Kbps	***	☐ 33 Mbps port	***
☐ Price-Protected DS1	***	☐ 36 Mbps port	***
☐ Shadow DS1	***	☐ 39 Mbps port	***
		☐ 45 Mbps port	***
Double/Diverse DS1	Monthly Fee	☐ Shadow DS3**	***
		Burstable DS3	Monthly Fee
☐ Diverse DS1	***
☐ Double DS1	***	☐ 0-3 Mbps port	***
		☐ 3.01-6 Mbps port	***
		☐ 6.01-7.5 Mbps port	***
		☐ 7.51-9 Mbps port	***
NxDs1 MLFR	Monthly Fee	☐ 9.01-10.5 Mbps port	***
		☐ 10.51-12 Mbps port	***
☐ 2x DS1	***	☐ 12.01-13.5 Mbps port	***
☐ 3x DS1	***	☐ 13.51-15 Mbps port	***
☐ 4x DS1	***	☐ 15.01-16.5 Mbps port	***
☐ 5x DS1	***

(1) Customer may sign this Agreement (and Subsequent orders under this Agreement) by emailing it to UUNET, in accordance with UUNET’s instructions and the Electronic Signatures in Global and National Commerce Act, as it may be amended from time-to-time (the “E-Sign Act”), without Customer’s manual signature. Customer agrees that the Service provided hereunder may not be used primarily for personal, family, or household purposes.

☐ 6x DS1	***	☐ 16.51-18 Mbps port	***
☐ 7x DS1	***	☐ 18.01-19.5 Mbps port	***
☐ 8x DS1	***	☐ 19.51-21 Mbps port	***
DS3 Tiered	Monthly Fee	☐ 21.01-45 Mbps port	***
		☐ Shadow DS3**	***
☐ 3 Mbps port	***
☐ 6 Mbps port	***	Price-Protected DS3	Monthly Fee
☐ 9 Mbps port	***
		☐ Price-Protected DS3-45 Mbps	***

Double/Diverse DS3	Monthly Fee		Fee
		☐ 150 Mbps port	***
☐ Diverse DS3	***	☐ 160 Mbps port	***
☐ Double DS3	***	☐ 180 Mbps port	***
OC3 Tiered	Monthly Fee	☐ 200 Mbps port	***
		☐ 250 Mbps port	***
☐ 60 Mbps port	***	☐ 300 Mbps port	***
☐ 70 Mbps port	***	☐ 350 Mbps port	***
☐ 80 Mbps port	***	☐ 622 Mbps port	***
☐ 90 Mbps port	***	☐ Shadow OC12**	***
☐ 100 Mbps port	***	OC12 Burstable	Monthly Fee
☐ 155 Mbps port	***
☐ Shadow OC3**	***	☐ 0-150 Mbps	***
OC3 Burstable	Monthly Fee	☐ 150.01-200 Mbps	***
		☐ 200.01-250 Mbps	***
☐ 0-45 Mbps	***	☐ 250.01-300 Mbps	***
☐ 45.01-60 Mbps	***	☐ 300.01-350 Mbps	***
☐ 60.01-70 Mbps	***	☐ 350.01-400 Mbps	***
☐ 70.01-80 Mbps	***	☐ 400.01-450 Mbps	***
☐ 80.01-90 Mbps	***	☐ 450.01-500 Mbps	***
☐ 90.01-100 Mbps	***	☐ 500.01-550 Mbps	***
☐ 100.01-155 Mbps	***	☐ 550.01-622 Mbps	***
☐ Shadow OC3**	***	☐ Shadow OC12**	***

Price-Protected OC3	Monthly Fee	Price-Protected OC12	Monthly Fee

☐ Price-Protected OC3	***	☐ Price-Protected OC12	***

Double/Diverse OC3	Monthly Fee	Double/Diverse OC12	Monthly Fee

☐ Diverse OC3	***	☐ Diverse OC12	***
☐ Double OC3	***	☐ Double OC12	***

OC12 Tiered	Monthly

**Shadow Service is only available with an equivalent primary Service (e.g. Shadow OC3 is available only with OC3 Service).

Miscellaneous Ancillary Fees (One-Time)

Administrative Charges
Date Change		***
Expedite Charge		***
Domain Name Registration		***
Installation Changes		***
After Hours Up-Charge		***
DS1		***
	0-1.5M	***
	Price Protected	***
Double	Diverse	***
	Shadow	***
NxDS1		***
DS3		***
Double	Diverse	***
	Shadow	***
OC3		***
Double	Diverse	***

Shadow
OC12		***
Double	Diverse	***
	Shadow	***
OC48		***
Double	Diverse	***
	Shadow	***
Cancellation Charges
	Pre Engineering	***
	Post Engineering	***
DS1 Local Access Connection		***
DS3 Local Access Connection		***
OC Local Access Connection		***
Reconfiguration/Reterm/Service	Up/Down
	DS1	***
	DS3	***
	OC service	***

CUSTOMER ORDER DETAIL

Description	Monthly Fee	Discount or Charge Explanation	Total Charge
Port
Local Access
Total

Description	One-Time Fee	Discount or Charge Explanation	Total Charge
Port
Local Access
Total

CUSTOM-ORDERED EQUIPMENT
(Equipment is available for purchase only with UUNET Internet Dedicated Service)

Manufacturer	Model #	Description	Price

Total

Service Term Commitment – The time period during which UUNET shall provide an Internet Dedicated Service ordered hereunder is the “Service Term” which commences upon the Service Activation Date (define below). By its execution of the Agreement or a subsequent Service Order Form, Customer Service is committed to a *** Service Term for the Internet Dedicated Service selected unless one of the following options in chosen:

***

1. Service Activation Date. The “Service Activation Date” for an Internet Dedicated Service ordered hereunder will be the data the Service is available to route IP packets at Customer’s site.

2. Pricing. Prices above are for Service in the contiguous United States, and do not include any extended wiring to or at Customer premises, equipment costs, or network application fees.

3. Telco Access Charges. Telco line access (“local loop”) circuit charges are separately priced and may be found in the Access portion of UUNET’s Service Publication and Price Guide (the “Guide”). If Customer orders its own local loop circuits, UUNET’s Network Connection Fee – also set forth in the Guide – shall apply.

4. Installation. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours, UUNET will charge an additional *** fee.

5. Expedited Service Fee. If selected in the Service Order Form, UUNET will request expedited service from the telco. Customer shall pay an expedited service fee of *** per circuit for all expedited telco provisioning.

6. Automatic Renewal. The Service Term of each Service Order Form will automatically renew for consecutive one-month Service Terms at the prices applicable in the previous Service Term unless either party had delivered written notice of its intent to terminate the applicable Service at least sixty (60) days prior to the end of the applicable Service Term.

7. Early Termination Charges. If Customer terminates an Internet Dedicated Service, or any portion thereof, during a Service Term, except for Termination for Cause as provided in the General Terms and Conditions, such termination shall not be effective until sixty (60) days after UUNET receives written notice of termination (the “Termination Date”); and Customer will pay, within thirty (30) days after such Termination Effective Date: (a) all accrued but unpaid charges for the Service incurred through the Termination effective Date, plus (b) an amount equal to the total of the Monthly Fees for the Service remaining in the first year of the Service Term, if any, plus (c) an amount equal to seventy-five percent (75%) of the Monthly Fees for the balance of the committed Service

Term after the first year of the Service Term, if applicable, plus (d) all fees or early termination penalties (if any) Imposed by the telco line provider; plus (e) a pro rata portion of any and all credits received by Customer, provided that, in no event shall Customer’s total termination liability exceed the full contract value of the terminated Service. Customer shall provide notification of its termination of the Service by sending such notification to ashburn-cancel@mci.com as well as complying with the Notice requirements set forth in Section 15 in the General Terms and Conditions.

NO UUNET SALES REPRESENTATIVE HAS THE AUTHORITY TO MODIFY THE PRINTED PORTIONS OF THIS SERVICE ORDER FORM

SECTION 2

SERVICE DESCRIPTION

1.       General Description of Internet Dedicated Services.  UUNET’s Internet Dedicated products provide high-speed, full-time, dedicated Internet access. UUNET will provide access to a router at a UUNET network hub near Customer’s site. UUNET may interrupt the access for (i) scheduled maintenance (usually scheduled during off-hours at the UUNEt hub, such as Tuesdays and Wednesdays between 3:00 AM and 6:00 AM local time), (ii) emergency maintenance, or (iii) emergency maintenance or as otherwise set forth in the Agreement. Customer is responsible for the operation of its LAN/WAN. Internet Dedicated Service (the “Service”) is comprised of the following features:

1.1.           Dedicated access to the UUNET network at the speed selected using the Internet Protocol (“IP”). UUNET’s IP Network (hereinafter referred to as the “UUNET Network” or the “Network”) consists of the points of presence, network hubs, and host computers utilized to provide an Internet service.

1.2.           Provision of 7x24 hour port connection monitoring.

1.3.           Provision of static or dynamic routing.

1.4.           Provision of 7x24 hour Customer support.

1.5.           Back-up E-mail “store and forward” service, using Simple Mail Transfer Protocol (“SMTP”). Customer is responsible for providing a main mail host that will send and receive SMTP mail using the Domain name Service (“DNS”) Mail Exchange records.

1.6.           Assignment of a suitable number of IP addresses to be used in conjunction with the Service at Customer’s request and in accordance with UUNET’s then-current applicable assignment guidelines

1.7.           Weekly E-mail (monthly for Dedicated Ethernet) containing traffic statistics for the connection provided hereunder, sent to Customer’s nominated administrative contact person (as detailed on the Internet Order Form (“IOF”)).

1.8.           Telco line access circuit Start-up Fees and Monthly Fees are additional. UUNET will order all telco lines, unless Customer requests (and UUNET approves) Customer ordering its telco lines.

2.       Description of Specific UUNET Internet Dedicated Services

2.1.           Price-Protected Service.  With Price-Protected Service, Customer receives access to the UUNET Netwok at the full bandwidth of the selected Service (DS1, DS3, OC3, full Gigabit Ethernet access for GigE, etc.) for a fixed monthly fee, subject to Customer’s subscription to a minimum one-year commitment.

2.2.           NxDS1 Multilink Frame Relay (MLFR) Service  With NxDS1 MLFR Service, Customer receives access to the UUNET Network at any time at the full bandwidth of the selected Service multiplied by the number of circuits ordered (i.e., 3 Mbps for 2xDS1, 4.5 Mbps for 3xDS1, 6 Mbps for 4xDS1, 7.5 Mbps for 5xDS1, 9 Mbps for 6xDS1, 10.5 Mbps for 7xDS1, and 12 Mbps for 8xDS1).

2.3.           Double/Diverse Service  Double and Diverse Services both provide two circuits of equivalent bandwidth (2 X DS1, 2 X DS3, 2 Gigabit circuits for GigE, etc.) to the UUNET Network for a fixed monthly fee, with Double Service terminating both circuits at the same network hub, and Diverse Service terminating each circuit into different network hubs. Double Service emphasizes increased bandwidth; Diverse Service offers more redundancy.

2.4.           Tiered Service  With Tiered Service, Customer receives access to the UUNET Network capped at the number of Mbps for the selected tier. Customer shall provide not less than sixty (60) days’ prior written notice before downgrading Service to a lower tier.

2.5.           Shadow Service  Shadow Service is available only if Customer orders primary Service from UUNET. The term of Shadow Service will be the same as the term of Customer’s primary Service. Shadow Service requires that the Shadow Service Measured Use Level (as defined below) not exceed the “Maximum Shadow Measured Use Level” (i.e., 16 Kbps for DS1, 500 Kbps for DS3, 1.7 Mbps for OC3, 6.8 Mbps for OC12, 24 Mbps for OC48, and 10 Mbps for GigE) while the primary Service connection is available. If the Maximum Shadow Measured Use Level is exceeded at any time while the primary Service connection is available, UUNET will bill Customer an excess usage charge of UUNET’s standard Monthly Fee for the affected Internet Dedicated Burstable Service for that Measured Use Level. UUNET will bill at these rates until the Measured Use Level of the Shadow Service in a month decreases below the Maximum Shadow Measured Use Level. If the primary Service is unavailable (as defined in the applicable Service Level Agreement – see section 6.1 below), the Measured Use Level of the Shadow Service in excess of the Maximum Shadow Measured Use Level will not be subject to excess usage charges. The Service Level Agreement shall be applicable to Shadow Service only if Customer uses Shadow Service as the primary UUNET Internet Dedicated Service.

2.6.           Burstable Service – Internet Dedicated Service  With Burstable Service, Customer receives a full UUNET Internet Dedicated Service access to the UUNET Network and can burst to the full Mbps of the particular Service at any time (i.e., 1.5 Mbps for DS1, 45 Mbps for DS3, 155 Mbps for OC3, 622 Mbps for OC12, and 2488 for OC48). Monthly billing is based on the Burstable Service level selected by Customer. If Customer’s Measured Use Level during any two consecutive months (DS1) or any month (DS3, OC3, OC12, and OC48) exceeds Customer’s then-current Burstable Service level, Customer’s Burstable Service level may be upgraded by UUNET and the monthly charges adjusted accordingly; provided, that such adjusted charges shall reflect discounts for list rates, if applicable, at the same percentage as the original Burstable Service ordered under this Agreement or Service Attachment.

2.7.           Burstable Service – Internet Dedicated Ethernet Service  With Burstable Service, Customer selects a Burstable Service level within one of the following three ranges: 1 to 10 Mbps, 1 to 100 Mbps, or 1 to 1000 Mbps. Customer will receive full, unrestricted access to UUNET’s Network at the selected Burstable Service level with the ability to burst to the full bandwidth for the applicable range. Monthly billing is based on the Burstable Service level selected by Customer. If Customer’s Measured use Level during any single month exceeds Customer’s then-current Burstable Service level, Customer’s Burstable Service level may be upgraded by UUNET and the monthly billing adjusted accordingly within the appropriate range; provided, that such adjusted charges shall reflect discounts from list rates, if applicable, at the same percentage as the original Burstable Service ordered under this Agreement or Service Attachment.

2.8.           Burstable Service – Internet Dedicated GigE Service.  With GigE Burstable Service, Customer receives full Gigabit Ethernet access to the UUNET Network and can burst to the full 1000 Mbps at any time. Monthly billing is based on the burstable service level selected by Customer. If Customer’s Measured Use Level during any month exceeds Customer’s then-current burstable service level, Customer’s burstable service level may be upgraded by UUNET and the monthly billing adjusted accordingly; provided, that such adjusted charges shall reflect discounts from list rates, if applicable, at the same percentage as the original Burstable Service ordered under this Agreement or Service Attachment.

2.9.           Burstable Downgrades.  Customer may downgrade to a lower Burstable Service level if Customer’s Measured Use Level is at or below such Burstable Service level for at lease two consecutive months and Customer thereafter requests the downgrade in writing.

2.10        Measured Use Level.  To calculate Customer’s Measured Use Level, UUNET samples Customer’s Service usage periodically throughout a given month. Customer’s usage at the 95th percentile of samples (I.e. samples representing the highest 5 percentiles of usage are discarded) is Customer’s Measured Use Level. For example, if UUNET took 100 samples of Customer’s DS3 Service in a given month and Customer’s highest 6 samples were 15.67 Mbps, 14.73 MBPS, 13.22 Mbps, and 11.39 Mbps, Customer’s Measured Use Level would be 11.39 Mbps for that month.

2.11        Wholesale Bustable Select Internet Service.  With respect to Wholesale Bustable Select Internet Service, Customer’s “Usage Level” will be determined by UUNET as follows UUNET will take samples of Customer’s usage every five (5) minutes (i.e. 8640 samples in the 30-day month). UUNET will then discard the highest five percent (5%) of the samples taken (i.e. 432 samples), and determine the Usage Level based on the highest remaining sample for that month. if Customer’s actual Usage Level is greater than Customer’s commitment level per Circuit for any month, in addition to the applicable monthly recurring charge, Customer agrees to pay the Price per Meg for each Meg over the circuit’s respective commitment level ( the “Overage Charge”). The Overage Charge will be billed in areas and will be reflected on the subsequent invoice.

Example: Assume Customer selects a 5 Mbps commitment level on a DS-3 Bustable Select circuit. If Customer’s Usage Level is less than or equal to 5 Mbps, Customer’s monthly recurring charge will be the applicable charge for the 5 Mbps commitment level. However, if Customer’s Usage Level is 15 Mbps, Customer will be invoiced the applicable monthly recurring charge for the 5 Mbps commitment level PLUS an Overage Charge equal to the Price per Meg rate associated with the 5 Mbps commitment level times the overage i.e.. 10 Megs)

3.       Description of UUNET internet Dedicated Ethernet Services.  UUNET Internet Dedicated Ethernet Service will provide Customer at its locations that are Ethernet lit with full, Unrestricted access to UUNET’s Network at speeds of up to 500 Mbps using an Ethernet network connection. UUNET will provide the Service to Customer only to designated UUNET Ethernet lit buildings in designated metropolitan areas (i) that are connected to the Network via UUNET facilities and (ii) In which UUNET provides and maintains Ethernet network equipment. UUNET may interrupt the Service for scheduled or emergency maintenance or as otherwise set forth in the agreement. Customer is responsible for the configuration, operation, and maintenance of its Local Area Network (LAN), which will be connected to the Service. The Service is comprised of the following features:

3.1.           Dedicated (always on) access to the Network at the speed selected by Customer using the Internet Protocol (“IP”) via an Ethernet network connection.

3.2.           Provision of 7x24 hour monitoring for Services outages.

3.4.           Provision of 7x24 hour Customer support.

3.4.           Back-up E-mail “store forward” service, using the Simple Mail Transfer Protocol (“SMTP”). Customer is responsible for providing a primary mail server that will send and receive e-mail using SMTP in conjunction with Domain Name Service (“DNS”) Mail Exchange records.

3.5.           Assignment of a suitable number of IP addresses to be used in conjunction with the Service at Customer’s request and in accordance with UUNET’s then-current applicable assignment guidelines.

3.6.           Monthly E-mail containing utilization statistics for the Service, sent to Customer’s technical contact (as detailed on the Internet Order Form (“IOF”)).

4.       Description of UUNET Internet Dedicated GigE Services. The UNET Internet Dedicated GigE service is a dedicated point-to-point Internet access product based on the IEEE 802.3z Gigabit Ethernet standard. The UUNET Internet Dedicated GigE service is an intra-building connectivity product. The Customer’s demarcation point must reside within the same Telco building as a GigE qualified UUNET-owned network hub. To ensure proper installation, UUNET will order all telco lines within the telco facility where the UUNET hub is located.

5.       Available Service Options

5.1              Customer Premises Equipment. Customer may purchase a router, CSU/DSU, or other hardware and software (“Equipment”) from UUNET for an additional charge, or Customer may provide its own Equipment which must be compatible with the UUNET Network.

5.2.           Network Applications. Descriptions of the domain name, mail, news services, and other network applications available in connection with the Service, and the pricing and additional terms applicable thereto, are set forth in the Network Applications Fee Schedule available at http://www.mci.com/uunet/terms/netapps/us/ (or other URL designated by UUNET). UUNET reserves the right to change the Network Applications Fee Schedule from time to time effective upon posting of the changes to the applicable URL or other notice to Customer.

6.       Conditions of Service

6.1              Service Level Agreement. The Service Level Agreement (“SLA”) for UUNET Internet Dedicated Service, UUNET Internet Dedicated Ethernet Service, and UUNET Internet Dedicated GigE Service is set forth at http://www.mci.com/us/legal/sla/servicessupported/ (or other URL designated by UUNET). UUNET reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to the applicable URL, provide that in the event of any amendment resulting in a material reduction of the SLA’s service levels or credits, Customer may terminate the affected Service without penalty by providing UUNET written notice of termination during the 30 days following such amendment. The SLA sets forth Customer’s sole remedies for any claim relating to any Service or usage of the UUNET Network, including any failure to meet any Service Level standards set forth in the SLA. UUNET’s records and data shall be the basis for all SLA calculations and determinations. The maximum amount of credit in any calendar month under all SLAs, in the aggregate, shall not exceed the applicable Monthly Fee and/or Start-up Fee which, absent the credit, would have been charged that month for the affected Service (excluding the telco line access circuit Monthly Fee and Start-up Fee) (collectively the “UUNET Fees”). The maximum credit for failure to meet the Availability SLA shall not exceed the sum of (a) the UUNET Fees, plus (b) the telco line access circuit Monthly Fee which, absent the credit, would have been charged for such month.

6.2.           Customer Obligation, Service Not To Be Resold. While Customer can resell Internet connectivity, Customer cannot resell the Service in its entirely  to another person or entity without the express prior written consent of UUNET. If Customer resells Internet connectivity to end users, Customer is responsible for: (i) providing the first point of contact for end user support inquiries; (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service DNS for end users; (iv) registering end users’ domain names; (v) using BGP routing to the UUNET Network, if requested by UUNET: (vi) collecting route additions and changes, and providing them to UUNET; and (vii) registering with the appropriate agency all IP addresses provided by UUNET to Customer that are allocated to end users.

7.       Equipment Terms and Conditions. If Customer purchases Equipment from UUNET, UUNET will ship the then-current UUNET-tested version of the Equipment to the Customer. UUNET is acting only as a reseller with respect to the Equipment, which was manufactured by a third party (“Manufacture”). Customer agrees not to modify the Equipment in any way that deviates from an approved UUNET configuration. Customer’s use support for Equipment, but will not repair or replace Equipment. Title to the Equipment and risk of loss in connection with the Equipment shall pass to Customer upon shipment of the Equipment from UUNET.

SECTION 3

GENERAL TERMS AND CONDITIONS

1.       Taxes/Governmental Charges. All changes are exclusive of applicable federal, state, local, and foreign sales, use, utility, gross receipts, value added and other taxes, tax-like charges and tax-related surcharges (“Taxes”), which Customer agrees to pay. If Customer provides UUNET with a duly authorized exemption certificate, UUNET will exempt  Customer in accordance with law, effective on the date UUNET receives the exemption certificate. UUNET may adjust its rates and charges or compose additional rates and charges in order to recover amounts it is required or permitted by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs (“Governmental Charges”).

2.       Payment. Customer agrees to pay UUNET for all Services within thirty (30) days of invoice date. All payments must be made in U.S. Dollars, unless otherwise specified in the invoice. Payments must be made at the address designated on the invoice or other such place as UUNET may designate. Any payment due or portion thereof not received by UUNET within thirty (30) days after the date of invoice shall bear an additional charge of 1 ½ percent (1.5%) per month from the date due until actually received, less the sum, if any, in excess of applicable state law. Failure to remit payment within thirty (30) days of invoice date may result in interruption or cancellation of Services under this Agreement. If Customer does not give UUNET written notice of a dispute with respect to UUNET charges or Taxes within six (6) months of the date of an invoice, such invoice shall be deemed to be correct and binding on Customer. At any time following Customer’s execution of the Agreement, UUNET may request, and reasonable assures payment. Customer shall be liable for the payment of all fees and expenses, including attorney’s fees, reasonably incurred in collecting, or attempting to collect, any changes owed hereunder.

3.       Customer Obligations. Customer will provide UUNET with such assistance as reasonably required to provide the Service. Customer shall (a) maintain the equipment, facilities or systems provided by UUNET (“Service Equipment”) in accordance with the reasonable instructions of UUNET as may be given from time to time; (b) not modify, relocate, or in any way interfere with the Service Equipment; and (c) not cause the Service Equipment to be repaired, services, or otherwise accessed except by an authorized representative of UUNET. Customer shall be liable for any and all damage to Service Equipment caused by the act or omission of Customer or the malfunction or failure of any equipment, facilities or systems provided by Customer. UUNET may substitute or modify Services Equipment at any time and Customer shall provide reasonable accommodation to permit UUNET to do so.

4.       Confidential Information. Commencing on the date Customer executes this Agreement and continuing for a period of three (3) years from the termination of this Agreement, each party shall protect as confidential, and shall not disclose to any third party, any Confidential Information receive from the disclosing party or otherwise discovered by the receiving party during the term of this Agreement, including, but not limited to, the pricing and terms of this Agreement, and any information relating to the disclosing party’s technology, business affairs, and marketing or sales plans (collectively, “Confidential Information”). The parties shall use Confidential Information only for the purpose of the Agreement. The foregoing restrictions on use and disclosure of Confidential Information do not apply to information that: (a) is in the possession of the receiving party at the time of its disclosure and is not otherwise subject to obligations of confidentiality; (b) is or becomes publicly known, through no wrongful act or omission of the receiving party; (c) is received without restriction from a third party free to disclose it without obligation to the disclosing party; (d) is developed independently by the receiving party without reference to the Confidential Information, or (e) is required to be disclosed by law, regulation, or court or governmental order. Each party shall give the other prompt notice of any event that may require it to disclose Confidential Information of the other and shall cooperate with the other to minimize any such required disclosure.

5.       Disclaimer of Warranties and Certain Damages/Limitation of Liability. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, UNNET MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO THE SERVICE, RELATED PRODUCTS, EQUIPMENT, SOFTWARE OR DOCUMENTATION. UUNET SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, NCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY. FITNESS FOR A PARTICULAR PURPOSE, OR TITLE ORT NONINFRINGEMENT OF THIRD PARTY RIGHTS. Neither party shall be liable to the other for any indirect, consequential, exemplary, special incidental or punitive damages, including without limitation loss of use or lost business, revenue, profits, or goodwill, arising in connection with this Agreement, under any theory of tort, contract, indemnity, warranty, strict liability or negligence, even if the party knew or should have known of the possibility of such damages. The total liability of UUNET to Customer in connection with this Agreement for any and all causes of actions and claims, including without limitation, breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts, shall be limited to the lessor of: (a) direct damages proven by Customer; or (b) the amount paid to UUNET under this Agreement for the one (1) month period prior to accrual of the most recent cause of action. Nothing in this Section shall limit UUNET’s liability: (a) in tort for its willful or intentional misconduct; or (b) for bodily injury or death proximately caused by UUNET’s negligence; or (c) loss or damages to real property or tangible personal property proximately caused by UNNET’s negligence.

6.       Acceptable Use.  Use of the UUNET Network, Service Equipment, or any Service must comply with the then-current version of the UUNET Acceptable Use Policy (“Policy”) of the countries from which Customer uses a Service (and in the event no Policy exists for a country, the U.S. Policy shall apply).  The applicable Policy shall be available at the following URL: http://www.mci/com/us/legal/usepolicy/ or other URL designated by UUNET.  Customer shall ensure that the Policy is adhered to by each user of the Services.  UUNET reserves the right to change the Policy from time to time, effective upon posting of the revised Policy at the designated URL or other notice to Customer.  UUNET also reserves the right to suspend or terminate a Service or terminate this Agreement effective upon notice for a violation of the Policy.  Customer agrees to indemnify and hold harmless UUNET from any losses, damages, costs or expenses resulting from any third party claim or allegation (“Claim”) arising out of or relating to Content (See Section 7 below), use of the UUNET Network, Service equipment, or a Service, including without limitation any Claim which, if true, would constitute a violation of the Policy, provided that each party shall promptly notify each other of any such Claim.

7.       Content Disclaimer. UUNET exercises no control over and accepts no responsibility for the content of the information passing through the Network, Service Equipment, or an Internet Service. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through the Network Service Equipment, or an Internet Service. Use of any information obtained via the Network, Service Equipment, or an Internet Service is at Customer’s own risk.

8.       Domain Names and Internet Protocol Numbers. Customer will indemnify UUNET for any domain name registered or administered on Customer’s behalf that violates the service mark, trademark or other intellectual property rights of any third party. Customer will comply with the rules and procedures of the applicable domain name registries, registrars, or other authorities. Customer irrevocably waives any claims against UUNET that may arise from the acts or omissions of domain name registries, registrars or other authorities. Any Internet Protocol numbers assigned to Customer in connection with a Service (“IP Numbers”) shall be used only in connection with that Service. In the event Customer discontinues use of a Service for any reason, or this Agreement expires or is terminated for any reason. Customer’s right to use the IP Numbers shall terminate and the IP Numbers shall immediately be returned to UUNET. UUNET may suspend the applicable Service or terminate this Agreement upon written notice for any violation of this Section.

9.       Customer Data and Privacy. Customer acknowledges that UUNET, its affiliates and agents will, by virtue of the provision of Services under this Agreement, come into possession of Information and data regarding Customer, its employees and authorized users of Customer. This information and data (“Customer Data”) shall include, but not be limited to, data transmissions (including the originating and destination numbers and IP addresses, date, time and duration of voice or data transmissions, and other data necessary for the establishment, billing or maintenance of the transmission), data containing personal and/or private information of Customer, its employees or authorized users of the Services, and other data provided to or obtained by UUNET, its affiliates and agents in connection with the provision of Services under this Agreement. Customer acknowledges and agrees that UUNET and its affiliates and agents, may use, process and/or transfer Customer Data (including intra-group transfers and transfers to entities in countries that do not provide statutory protections for personal information): (i) in connection with provisioning of Services; (ii) to incorporate the Customer Data into databases controlled by UUNET and its affiliates for the administration, provisioning, billing and reconciliation, verification of Customer identity and solvency, maintenance, support and product development, fraud detection and prevention, sales, revenue and customer analysis and reporting, and market and customer use analysis; and (iii) to communicate to Customer about products and services of UUNET and its affiliates by voice, letter, fax, E-mail. Customer may withdraw consent for such communications (or any use, transfer or processing of Customer Data except for that required to provision, administer, bill or account for the Services) by sending written notice to UUNET, Customer warrants that it has obtained and will obtain all legally required consents and permissions from relevant parties (including subjects of Customer Data) for the use, processing and transfer of Customer Data as described in this Section.

10.        Termination for Cause. Either party may terminate this Agreement for Cause. “Cause” shall mean a breach by the other party of any material provision of this Agreement, provided that written notice of the breach has been given to the breaching party, and the breach has not been cured within thirty (30) days after delivery of such notice.

11.        Termination by UUNET. Notwithstanding Section 10 (Termination for Cause), UUNET may (1) discontinue a Service or terminate this Agreement upon notice to Customer if: (a) Customer fails, after UUNET’s request, to provide a bond or security deposit; or (b) Customer provides false information to UUNET regarding the Customer’s identity, creditworthiness, or its planned use of the Services; (2) immediately discontinue a Service or terminate this Agreement; If (c) interruption of service is necessary to prevent or protect against fraud or otherwise protect UUNET’s personnel facilities or services; (d) Customer interferes with UUNET’s provision of services to any other customer; or (e) Customer fails to pay any invoice on time as provided herein.

12.        Force Majeure. Neither party shall be liable for any delay or failure in performance (other than failure with respect to payment obligations) due to reasons of Force Majeure, which shall include acts of God, fire, labor disputes, riots, war, acts of terrorism, epidemics, changes in law or regulation, action by government or other competent authority, transpiration difficulties, malicious or criminal acts of third parties (provided use of the UUNET Network or a Service through Customer’s access, regardless of a malicious or criminal act in gaining access, shall not be a reason of Force Majeure), or other causes that are beyond its reasonable control.

13.        Assignment/Service Marks/Trademarks and Name/Governing Law. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that UUNET may assign this Agreement, in whole or in part, or any of its rights hereunder to an affiliate or successor without the written consent of or notification to the Customer. For purposes of this Section, an “assignment” shall include (a) any merger, consolidation or reorganization to which Customer or its parent UUNET(ies) is a party; (b) the sale, issuance or transfer of any voting interest which result in a change in voting control of Customer or a Customer’s parent UUNET(ies), or (c) the sale of all or substantially all of the assets of Customer or a Customer’s parent UUNET(ies). Any attempted assignment by either party not in accordance with the terms of this Section shall be null and void. Neither UUNET nor Customer shall: (a) use any service mark or trademark of the other party; or (b) refer to the other party in connection with any advertising, promotion, press release or publication. This Agreement shall be governed by the laws of the State of New York without regard to its choice of law principles. Non-U.S. Services shall be subject to applicable local laws and regulations in any countries where such Services originate or terminate, including applicable locally filed tariffs.

14.      Tariffs and Guide/Subsequent Service Order Forms/Order of Precedence. UUNET will provide service to Customer pursuant to this Agreement and Customer’s service agreement with MCI WORLDCOM Communications, inc. or UUNET Technologies, Inc. if applicable, (the “Service Agreement”), as supplemented by UUNET’s applicable federal and state tariffs (“Tariffs”) and UUNET’s Service Publication and Price Guide (“Guide”). This Agreement incorporates by reference the terms of each Tariff and the Guide. The Guide is available on UUNET’s Internet web site (www.mci.com) and at UUNET’s offices at 500 Clinton Center Drive, Clinton, Mississippi 39056. UUNET may modify the Guide from time to time, and any modification made will become effective and binding on Customer beginning on the first day of the next monthly billing cycle, provided that no change will become effective and binding on Customer until it has been posted in the Guide for at least fifteen (15) calendar days.  Tariffs may be modified from time to time in accordance with law.  In the event of a conflict between the price or circuit term of this Agreement, Customer’s service agreement with MCI WORLDCOM Communications, Inc. or UUNET Technologies, Inc., if applicable, and the Tariffs and the Guide, the following order of precedence will prevail; (1) this Agreement, (2) Customer’s service agreement with MCI WORLDCOM Communications, Inc. or UUNET Technologies, Inc., if applicable, and (3) the Tariffs and the Guide.  For all other terms and conditions, the following order of precedence will prevail; (1) Customer’s service agreement with MCI WORLDCOM Communications, Inc. or UUNET Technologies, Inc., if applicable, (2) this Agreement and (3) the Tariffs and the Guide, Subsequent Service Order Forms submitted by Customer may contain certain Terms and Conditions that apply solely to the specific services provided pursuant to such subsequent Service Order Form.  The order of precedence of this Agreement shall be Initial Service Order Form and Pricing Schedule, any subsequent Service Order Forms submitted by Customer, the Service Description, the General Terms and Conditions, Customer’s service agreement with MCI WORLDCOM Communications, Inc. or UUNET Technologies, Inc., if applicable, and the Tariffs and the Guide.

15.        Notice.   All notices (including Customer’s notice of disconnect), requests, or other communications (excluding invoices) hereunder shall be in writing and either transmitted via overnight courier, electronic mail, hand delivery or certified or registered mail, postage prepaid and return receipt requested to Customer at the address shown on the cover page and to UUNET at the following address:

MCI WORLDCOM Network Services, Inc. d/b/a UUNET

6929 North Lakewood

Tulsa, OK  74117

Attn: Contract Management

Notices will be deemed to have been given when received.  The cancellation of Service will be effective sixty (60) days after UUNET receives written notice of cancellation.

16.        Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all other representations, understandings or agreements that are not expressed herein, whether oral or written.  Except as otherwise provided therein (e.g., Web sites incorporated by reference that are subject to change and any subsequent Service Order Forms submitted by Customer), no amendment to this Agreement shall be valid unless in writing and signed by both parties.